Exhibit 99.1

NextEra Energy and Hawaiian Electric Industries to Combine

Nation’s leading clean energy company to support Hawaii in achieving a more affordable clean energy future

Hawaiian Electric Industries shareholders to receive 0.2413 NextEra Energy shares per Hawaiian Electric Industries share and a one-time special cash dividend payment of $0.50 per share

Transaction expected to be neutral to earnings per share for NextEra Energy shareholders in first full year post-close; accretive thereafter

Hawaiian Electric Company to maintain name and continue to be based in Honolulu

No involuntary workforce reductions at Hawaiian Electric Company for at least two years after transaction close

Hawaiian Electric Industries to spin off ASB Hawaii to Hawaiian Electric Industries’ shareholders

JUNO BEACH, Fla., and HONOLULU – Dec. 3, 2014 – NextEra Energy, Inc. (NYSE:NEE) and Hawaiian Electric Industries, Inc. (NYSE:HE) (HEI) today announced a definitive agreement under which the companies have agreed to combine. The transaction, which is valued at approximately $4.3 billion, includes the assumption of $1.7 billion in HEI debt and excludes HEI’s banking subsidiary. In connection with the agreement, HEI separately today announced a plan to spin off ASB Hawaii, the parent company of American Savings Bank (ASB), to HEI shareholders and establish it as an independent publicly traded company. The American Savings Bank spinoff is expected to be tax-free to HEI shareholders and to be completed immediately prior to and contingent upon the combination of NextEra Energy with HEI. As described further herein, the total value to HEI shareholders, excluding assumed debt and including a one-time special cash dividend to HEI shareholders and the current estimated value of American Savings Bank of approximately $8.001 per share, is estimated to be $3.5 billion or approximately $33.50 per HEI share.

“Today’s announcement marks an important milestone for both our companies as we seek to leverage our respective strengths, commitments to our customers and the communities we serve and the mutual goal of building a cleaner energy future,” said Jim Robo, chairman and chief executive officer of NextEra Energy. “We are proud that Hawaiian Electric has agreed to join our company in large part because of our shared vision to bring cleaner, renewable energy to Hawaii, while at the same time helping to reduce energy costs for Hawaiian Electric’s customers. Today, Hawaiian Electric is addressing a vast array of complex and interrelated issues associated with the company’s clean energy transformation. We believe our strengths are additive to Hawaiian Electric’s, creating an opportunity to enhance value for Hawaii’s strategically important energy industry. We look forward to welcoming and working with the Hawaiian

1  Median of six equity research analyst estimates as of 12/02/2014. Actual value will fluctuate and will depend on market value of the shares of ASB Hawaii at the time of the proposed spinoff and thereafter.

Electric team, as well as engaging with and listening to key stakeholders, including Hawaiian Electric’s customers and communities, to achieve a more affordable clean energy future.”

“This is a transformational opportunity to unlock the value of two strong, local companies, American Savings Bank and Hawaiian Electric,” said Connie Lau, HEI’s president and chief executive officer and chairman of the boards of American Savings and Hawaiian Electric. “In NextEra Energy, Hawaiian Electric is gaining a trusted partner that can help the company accelerate its plans to achieve the clean energy future we all want for Hawaii. NextEra Energy and Hawaiian Electric share a common vision, a more affordable clean energy future for Hawaii. While our goals are among the most ambitious in the nation, including increasing renewables to 65 percent, tripling solar and lowering customer bills 20 percent by 2030, we are confident that by leveraging both NextEra Energy and Hawaiian Electric’s expertise and the additional financial resources that NextEra Energy brings, we can meet these targets even sooner. What’s more, HEI’s shareholders will realize significant value for their shares by participating in the upside potential of the combined company and the future growth of American Savings Bank, one of Hawaii’s leading banks. All in all, we believe this transaction will benefit both our utility and bank customers, our employees, our community, our shareholders and Hawaii.”

Common Vision, Common Goals: Meeting Hawaii’s Clean Energy Needs

The transaction brings together two industry leaders in clean and renewable energy. The Hawaiian Electric Companies – Hawaiian Electric, Maui Electric and Hawaii Electric Light – have put Hawaii on the leading edge of clean energy nationally, successfully integrating rooftop solar with 11 percent of their customers and helping achieve 20 percent renewable energy. NextEra Energy adds its strength as the nation’s leading clean energy company. NextEra Energy shares Hawaiian Electric’s vision of increasing renewable energy, modernizing its grid, reducing Hawaii’s dependence on imported oil, integrating more rooftop solar energy and, importantly, lowering customer bills. Hawaiian Electric has filed plans with the Hawaii Public Utilities Commission (PUC) that seek to enhance Hawaii’s energy future by lowering electric bills, giving customers more service options and nearly tripling the amount of distributed solar, while achieving among the nation’s highest levels of renewable energy by 2030. NextEra Energy is supportive of Hawaiian Electric’s plans to accomplish these goals.

NextEra Energy’s principal subsidiaries include Florida Power & Light Company (FPL), one of the nation’s largest and most well-respected electric utilities, and NextEra Energy Resources, LLC, which together with its affiliated entities (NextEra Energy Resources), is North America’s largest producer of renewable energy from the wind and sun. Through NextEra Energy Resources, NextEra Energy brings to bear all the capabilities of a renewable energy leader, including utility-scale and distributed solar, wind and battery storage, as well as the resources to help accelerate Hawaiian Electric’s efforts to pursue a new energy future in Hawaii. Together, FPL and NextEra Energy Resources have completed more than $24 billion worth of major capital projects since 2003, overall on time and under budget.

FPL, which was recognized by Market Strategies International as the nation’s most trusted electric utility earlier this year, serves approximately 4.7 million customers in a state that, like Hawaii, has no indigenous fossil fuels and was once the largest consumer of oil among all U.S. utilities. Since 2001, FPL has reduced its reliance on foreign oil by more than 99 percent, improved its overall fuel efficiency by 20 percent and saved its customers more than $6.8 billion in fuel costs. FPL’s operational excellence has supported low customer bills, including typical residential customer electric bills that are the lowest in Florida for the fifth consecutive year and approximately 25 percent lower than the national average. Additionally, FPL’s highly efficient generation fleet is one of the cleanest and most modern among utilities nationwide. FPL also has developed, built and operates one of the nation’s most modern grid networks and offers the highest reliability among Florida’s investor-owned utilities, ranking in the top quartile nationally, with more than 99.98 percent reliability. FPL recently was presented with two prestigious reliability-related awards by PA Consulting Group – Outstanding Technology and Innovation in the U.S. and Outstanding Reliability Performance in the U.S. South region.

Transaction Terms

Subject to the terms and conditions of the merger agreement, upon completion of the transaction, HEI shareholders will receive an estimated total value of approximately $33.50 per share, representing an approximate 21 percent premium to HEI’s trailing 20-day volume-weighted average price as of the close on Dec. 2, 2014. The total value will consist of:

•                  0.2413 shares of NextEra Energy common stock for each HEI share they own, valued at $25.00 per HEI share, based on NextEra Energy’s volume-weighted average stock price for the 20 trading days ended Dec. 2, 2014;

•                  A one-time special cash dividend, to be paid by HEI, of $0.50 per HEI share for shareholders of record as of the date immediately prior to the closing of the transaction; and

•                  Shares of ASB Hawaii, through the spinoff transaction, with a current estimated value of $8.00 per share based on consensus analyst estimates.

In addition, NextEra Energy will also assume approximately $1.602 per HEI share of tax liability for the spinoff of ASB Hawaii. This corporate-level tax liability results in additional value over time of up to $1.60 per share to new ASB Hawaii shareholders through an ASB tax basis step-up. With the exception of the one-time special cash dividend, the overall transaction, including the spinoff of ASB Hawaii, is expected to be tax-free to HEI shareholders.

The transaction expands NextEra Energy’s regulated holdings and further balances its earnings mix, and is expected to be neutral to earnings per share for NextEra Energy shareholders in the first full year post-close and accretive thereafter. The transaction is expected to have no impact on NextEra Energy’s quarterly dividend policy (the most recently declared quarterly dividend was $0.725 per NextEra Energy common share). Additionally, NextEra Energy remains committed to maintaining a strong balance sheet and will fund the transaction in a manner consistent with its current credit ratings.

Committed to Local Customers, Employees and the Communities We Serve

NextEra Energy and Hawaiian Electric are committed to ensuring that the combination delivers significant value to all Hawaiian Electric stakeholders.  The merger approval application that NextEra Energy and Hawaiian Electric intend to file within the next 60 days with the Hawaii PUC will demonstrate that the combination will ensure customer interests are protected and that customers will receive measurable and significant value and savings.  In addition, the jurisdiction of the Hawaii PUC over Hawaiian Electric will not be diminished as a result of the transaction. The companies look forward to demonstrating the benefits that this transaction will offer Hawaiian Electric’s customers and Hawaii.

Upon completion of the transaction, together with FPL and NextEra Energy Resources, Hawaiian Electric will become a third principal business within the NextEra Energy family of companies. Hawaiian Electric will continue to operate under its current name and continue to be headquartered in Honolulu. Hawaiian Electric’s utilities will continue to be locally managed from their existing operating locations. No involuntary reductions to Hawaiian Electric’s workforce are expected as a result of the transaction for at least two years after close, and all of its union labor agreements will be honored.

NextEra Energy has been recognized for an unprecedented eighth consecutive year as No. 1 on the utility industry list of Fortune’s “Most Admired Companies” and enjoys a longstanding reputation as a strong corporate citizen throughout the communities in which it operates. Consistent with that, NextEra Energy expects to maintain HEI’s overall current level of corporate giving in HEI’s communities. NextEra

2  Estimated tax liability of $1.60/HEI share based on $8.00/share bank value and assumes HEI fully diluted shares outstanding of 103.5 million

Energy also plans to establish a local Hawaiian Electric advisory board, whose purpose will be to provide input on matters of local and community interest. The advisory board will include six to 12 members, all of whom will have substantial ties to the Hawaii community.

Planned Spinoff of ASB Hawaii

In connection with the agreement, HEI plans to spin off ASB Hawaii to HEI shareholders and establish it as an independent publicly traded company, immediately prior to and contingent upon the completion of the combination of HEI with NextEra Energy.

Under the planned spinoff, HEI shareholders would receive a distribution of stock in ASB Hawaii, pro rata to their ownership interest in HEI. NextEra Energy will assume the corporate tax liability related to the spinoff (estimated to total approximately $1.60 per HEI share).  The spinoff is expected to be tax-free for HEI shareholders. In addition, ASB Hawaii’s tax basis in its assets is expected to be increased to reflect their fair market value at the time of the spinoff, which is expected to create a deductible amortization of an intangible asset for tax purposes and a corresponding deferred tax asset (DTA) for generally accepted accounting principles purposes, improving regulatory capital ratios and providing improved cash flow by reducing cash taxes as the DTA is amortized. Based on the median of six equity analyst consensus estimates on Dec. 2, 2014, ASB Hawaii’s estimated current value is approximately $800 million, or approximately $8.00 per share. This valuation represents 1.7-1.8x tangible book value for ASB Hawaii. Following the spinoff, American Savings Bank expects to realize higher year-over-year fee income due to regaining its exemption from regulatory limits on interchange fees (Durbin Amendment). Prior to losing the Durbin Amendment exemption in 2013, American Savings Bank realized approximately $6 million, after tax, in higher interchange fees.

Approvals

In addition to Hawaii PUC approval, the transaction also is subject to approval by HEI shareholders, the expiration or termination of the waiting period under the Hart-Scott-Rodino Act, the Federal Energy Regulatory Commission, SEC effectiveness of registration statements, the spinoff of ASB Hawaii and additional regulatory approvals and other customary conditions. NextEra Energy and HEI expect the transaction, which has been unanimously approved by both companies’ boards of directors, to be completed within approximately 12 months. The spinoff of ASB Hawaii is expected to be completed immediately prior to and is contingent upon the completion of the combination of HEI and NextEra Energy. The spinoff is also subject to customary conditions and formal declaration of the dividend to HEI shareholders of ASB Hawaii stock by the HEI board of directors.

Advisors

Citigroup Global Markets Inc. is serving as financial advisor to NextEra Energy, and Wachtell, Lipton, Rosen & Katz is legal counsel.

J.P. Morgan Securities LLC is serving as financial advisor to HEI, and Skadden, Arps, Slate, Meagher & Flom LLP is legal counsel.

Website

Additional information about the benefits of the transaction is available at a new joint website launched by the companies at www.forhawaiisfuture.com.

Analyst and Investor Webcast and Conference Call

NextEra Energy and HEI will conduct a webcast and conference call for analysts and investors to discuss this announcement today, Wednesday, Dec. 3, 2014, at 1:00 p.m. Hawaii time (6:00 p.m. Eastern time).  The event can be accessed through each company’s website at www.NextEraEnergy.com and www.HEI.com or by dialing (866) 610-1072, passcode: 38818848 for the teleconference call. The presentation for the webcast will be on the websites under the heading “Investor Relations.”

An online replay of the webcast will be available on each company’s website, beginning about two hours after the event. Audio replays of the teleconference will also be available approximately two hours after the event through Dec. 10, 2014, by dialing (800) 585-8367, passcode: 38818848.

NextEra Energy, Inc.

NextEra Energy, Inc. (NYSE: NEE) is a leading clean energy company with consolidated revenues of approximately $15.1 billion, approximately 42,500 megawatts of generating capacity, and approximately 13,900 employees in 26 states and Canada as of year-end 2013. Headquartered in Juno Beach, Fla., NextEra Energy’s principal subsidiaries are Florida Power & Light Company, which serves approximately 4.7 million customer accounts in Florida and is one of the largest rate-regulated electric utilities in the United States, and NextEra Energy Resources, LLC, which, together with its affiliated entities, is the largest generator in North America of renewable energy from the wind and sun. NextEra Energy has been recognized often by third parties for its efforts in sustainability, corporate responsibility, ethics and compliance, and diversity, and has been named No. 1 overall among electric and gas utilities on Fortune’s list of “World’s Most Admired Companies” for eight consecutive years, which is an unprecedented achievement in its industry. For more information about NextEra Energy companies, visit these websites: www.NextEraEnergy.com, www.FPL.com, www.NextEraEnergyResources.com.

Hawaiian Electric Industries, Inc.

HEI supplies power to approximately 450,000 customers or 95 percent of Hawaii’s population through its electric utilities, Hawaiian Electric Company, Inc., Hawaii Electric Light Company, Inc. and Maui Electric Company, Limited and provides a wide array of banking and other financial services to consumers and businesses through American Savings Bank, one of Hawaii’s largest financial institutions.

FORWARD LOOKING STATEMENTS

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “predict,” and “target” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. NEE and HEI caution readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in any forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the proposed merger involving NEE and HEI, including future financial or operating results of NEE or HEI, NEE’s or HEI’s plans, objectives, expectations or intentions, the expected timing of completion of the transaction, the value, as of the completion of the merger or spin-off of HEI’s bank subsidiary or as of any other date in the future, of any consideration to be received in the merger or the spin-off in the form of stock or any other security, potential benefit of tax basis step up to HEI shareholders, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by any such forward-looking statements include risks and uncertainties relating to: the risk that HEI may be unable to obtain shareholder approval for the merger or that NEE or HEI may be unable to obtain governmental and regulatory approvals required for the merger or the spin-off, or required governmental and regulatory approvals may delay the merger or the spin-off or result in the imposition of conditions that could cause the parties to abandon the transaction; the risk that a condition to closing of the merger or the completion of the spin-off may not be satisfied; the timing to consummate the proposed merger and the expected timing of the completion of the spin-off; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction, including the value of a potential tax basis step up to HEI shareholders, may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time and attention on merger and spin-off-related issues; general worldwide economic conditions and related uncertainties; the effect and timing of changes in laws or in governmental regulations (including environmental); fluctuations in trading prices of securities and in the financial results of NEE, HEI or any of their subsidiaries; the timing and extent of changes in interest rates, commodity prices and demand and market prices for electricity; and other factors discussed or referred to in the “Risk Factors” section of HEI’s or NEE’s most recent Annual Reports on Form 10-K filed with the Securities and Exchange Commission. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC in connection with the merger. Additional risks and uncertainties are identified and discussed in NEE’s and HEI’s reports filed with the SEC and available at the SEC’s website at www.sec.gov. Each forward-looking statement speaks only as of the date of the particular statement and neither NEE nor HEI undertakes any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The proposed business combination transaction between NEE and HEI will be submitted to the shareholders of HEI for their consideration. NEE will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of HEI that also constitutes a prospectus of NEE. HEI will provide the proxy statement/prospectus to its shareholders. NEE and HEI also plan to file other documents with the SEC regarding the proposed transaction.  This document is not a substitute for any prospectus, proxy statement or any other document which NEE or HEI may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF HEI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from NEE’s website (www.investors.nexteraenergy.com) under the heading “Investor Relations” and then under the heading “SEC Filings.” You may also obtain these documents, free of charge, from HEI’s website (www.hei.com) under the tab “Investor Relations” and then under the heading “SEC Filings.” Additional information about the proposed transaction is available at a joint website launched by the companies at www.forhawaiisfuture.com.

PARTICIPANTS IN THE MERGER SOLICITATION

NEE, HEI, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from HEI shareholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of HEI shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about NEE’s executive officers and directors in its definitive proxy statement filed with the SEC on April 4, 2014. You can find information about HEI’s executive officers and directors in its definitive proxy statement filed with the SEC on March 25, 2014 and in its Annual Report on Form 10-K filed with the SEC on February 21, 2014.  Additional information about NEE’s executive officers and directors and HEI’s executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from NEE and HEI using the contact information above.

NextEra Energy Contact

Robert L. Gould

Vice President, Chief Communications Officer

561-694-4442

Debra Larsson

Manager, Financial and Sustainability Communication

561-694-4442

Hawaiian Electric Industries Contact

Media

A.J. Halagao

Manager, Corporate & Community Advancement

(808) 543-5889

ajhalagao@hei.com

Investor Relations

Cliff Chen

Manager, Investor Relations & Strategic Planning

(808) 543-7300

IR@hei.com

American Savings Bank Contact

Jayson Harper

First Vice President, Director of Communications and Public Relations

(808) 538-2652

jharper@asbhawaii.com